st May 22, 2024

2 Participants Agenda Q1 2025 Overview Industry Update Financial and Operational Highlights Outlook Closing Remarks Q&A Steven E. Nielsen President and Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information 3 Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarter ending July 27, 2024, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in slides 14 through 19 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

Q1 2025 Overview 4 Financial Snapshot Q1-25 Q1-24 Y/Y Contract Revenues $1,142 $1,045 9.3% Organic Revenue Growth1 2.5% Adjusted EBITDA $130.9 $113.5 15.3% Adjusted EBITDA % 11.5% 10.9% Diluted EPS* $2.12 $1.73 22.5% Operating Performance • Revenue growth and margin expansion Liquidity • Solid liquidity of $573.6 million • In May 2024, amended Senior Credit Facility to expand capacity and extend maturity to January 2029 Capital Allocation • In May 2024, acquired a telecommunications construction contractor that expands our geographic footprint to Alaska • Repurchased 210,000 common shares for $29.8 million $ Millions, Except EPS *Diluted earnings per common share included incremental tax benefits resulting from the vesting and exercise of share-based awards of $0.20 per common share in Q1-25, compared to $0.09 in Q1-24

Industry Update 5 The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost-effective technology, enabling multiple revenue streams from a single investment • We are encouraged that a number of our customers are pursuing strategic transactions aimed largely in part to increase access to capital and expand fiber deployment programs • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented and meaningfully increase the rural market that we expect will ultimately be addressed Macro-economic conditions appear stable The market for labor has improved in many regions and automotive and equipment supply chains are also improving For several customers, we expect the pace of deployments to increase this year, including two significant customers whose capital expenditures were more heavily weighted toward the first half of calendar 2023 Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services

Contract Revenues 6 Top 5 Customers2 - Percentage of Total Contract Revenues Non-GAAP Organic Growth (Decline)%1 Q1 2025 Organic Growth: Total Customers Top 5 Customers2 All Other Customers3 2.5% 0.1% 5.7% Lumen Charter 15.0% 121.8% Top 5 customer concentration reduced to 56.4% in Q1 2025 compared to 65.5% in Q1 2024 Fiber construction revenue from electric utilities was $96.0 million in Q1 2025 $ Millions

Backlog, Awards and Employee Headcount 7 Customer Description of Services Area Term (in years) Frontier Construction and Maintenance IL 2 Comcast Construction WA 1 Various Rural Fiber Deployments WA, AZ, TN, GA 1-2 Various Utility Line Locating CA, VA, GA 3 Selected Q1 2025 Awards and Extensions: Backlog4 $ Billions Employee Headcount

Financial Highlights 8 • Contract revenues of $1.142 billion increased 9.3% year-over-year • Organic contract revenues increased 2.5% year-over-year after excluding $71.2 million of contract revenues from acquired businesses • Non-GAAP Adjusted EBITDA increased to $130.9 million, or 11.5% of contract revenues • Earnings increased to $2.12 per common share diluted and included incremental tax benefits of $0.20 per share 10.9% 11.5% Non-GAAP Adjusted EBITDA % of Contract Revenues Contract Revenues Non-GAAP Adjusted EBITDA Diluted EPS

Debt and Liquidity Overview 9 • Solid liquidity of $573.6 million at Q1 2025 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt Summary Q4 2024 Q1 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:5 Term Loan Facility 315.0 310.6 Revolving Facility - 55.0 Total Notional Amount of Debt $ 815.0 $ 865.6 Less: Cash and Equivalents 101.1 26.1 Notional Net Debt 713.9 839.5 Liquidity6 $ 703.6 $ 573.6 Proforma liquidity is $707 million as of Q1 2025 with the expansion of the capacity of Senior Credit Facility in May 2024 Debt maturity profile and liquidity provide financial flexibility

Cash Flow Overview 10 • Operating cash flow used to support sequential growth • Days Sales Outstanding (“DSO”)7 were 110 days, a reduction of 10 days sequentially • Capital expenditures, net of $29.3 million for Q1 2025 • In February 2024, acquired a telecommunications construction contractor based in the Midwest US • In May 2024, acquired a telecommunications construction contractor that expands our geographic footprint to Alaska • Repurchased 210,000 common shares for $29.8 million during Q1 2025 Cash Flow Summary Q1 2024 Q1 2025 $ Millions Operating cash flow $ (85.1) $ (37.4) Capital expenditures, net of proceeds from sale of assets $ (33.6) $ (29.3) Cash paid for acquisitions, net of cash acquired $ - $ (13.0) Borrowings (Repayments) on Senior Credit Facility $ (4.4) $ 50.6 Repurchase of common stock $ (20.3) $ (29.8) Other financing and investing activities, net $ (9.4) $ (16.2)

Outlook for Quarter Ending July 27, 2024 (Q2 2025) AMORTIZATION EXPENSE $6.0 million INTEREST EXPENSE, NET $14.9 million EFFECTIVE INCOME TAX RATE Approximately 26.5% DILUTED SHARES 29.4 million 11 CONTRACT REVENUES Organic contract revenues to grow by high-single digits as a percentage of contract revenues compared to Q2 2024 In addition, we expect approximately $70 million of acquired contract revenues in Q2 2025 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases 25 to 75 basis points compared to Q2 2024 Q2 2025 Outlook:

Closing Remarks 12 We maintain significant customer presence throughout our markets and are encouraged by the increasing breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands continues this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We are pleased that many of our customers are committed to multi-year capital spending initiatives as our nation and industry experience stable economic conditions

Notes 1. Organic growth (decline) % from businesses that are included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 2. Top 5 customers for Q1 2025 were AT&T, Lumen, Comcast, Charter, and Verizon. Top 5 customers for Q1 2024 were AT&T, Lumen, Comcast, Frontier, and Verizon. Top 5 Customer Organic Growth is calculated as the year-over-year organic revenue change for the current period top 5 customers. 3. Q1 2025 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 4. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 5. As of both Q4 2024 and Q1 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13 Customer #6 Brightspeed Frontier Windstream Ubiquity 6.8% 5.4% 5.1% 2.4% 1.7%

Non-GAAP Reconciliations Q1 2025 14

Explanation of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. Management believes Non-GAAP Organic Contract Revenues is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Notional Net Debt - Notional net debt is a Non-GAAP financial measure that is calculated by subtracting cash and equivalents from the aggregate face amount of outstanding debt. Management believes notional net debt is a helpful measure to assess the Company’s liquidity. 15

Unaudited $ Millions Contract Revenues - GAAP Revenues from Acquired Businesses1 Non-GAAP - Organic Revenues Growth (Decline) % Quarter Ended GAAP - % Non-GAAP - Organic % April 27, 2024 Q1 2025 $ 1,142.4 $ (71.2) $ 1,071.2 9.3% 2.5% April 29, 2023 Q1 2024 $ 1,045.5 $ - $ 1,045.5 January 27, 2024 Q4 2024 $ 952.5 $ (57.5) $ 895.0 3.8% (2.5%) January 28, 2023 Q4 2023 $ 917.5 $ - $ 917.5 October 28, 2023 Q3 2024 $ 1,136.1 $ (45.2) $ 1,090.9 9.0% 4.6% October 29, 2022 Q3 2023 $ 1,042.4 $ - $ 1,042.4 July 29, 2023 Q2 2024 $ 1,041.5 $ - $ 1,041.5 7.1% 7.1% July 30, 2022 Q2 2023 $ 972.3 $ - $ 972.3 April 29, 2023 Q1 2024 $ 1,045.5 $ - $ 1,045.5 19.3% 19.3% April 30, 2022 Q1 2023 $ 876.3 $ - $ 876.3 January 28, 2023 Q4 2023 $ 917.5 $ - $ 917.5 20.5% 20.5% January 29, 2022 Q4 2022 $ 761.5 $ - $ 761.5 October 29, 2022 Q3 2023 $ 1,042.4 $ - $ 1,042.4 22.1% 22.1% October 30, 2021 Q3 2022 $ 854.0 $ - $ 854.0 July 30, 2022 Q2 2023 $ 972.3 $ - $ 972.3 23.5% 23.5% July 31, 2021 Q2 2022 $ 787.6 $ - $ 787.6 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures 16 Non-GAAP Organic Contract Revenues

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) 17 Non-GAAP Organic Contract Revenues – Selected Customers Unaudited $ Millions Contract Revenues – GAAP Revenues from Acquired Businesses1 Non-GAAP - Organic Revenues Growth (Decline) % Quarter Ended GAAP - % Non-GAAP - Organic % Charter Communications April 27, 2024 Q1 2025 $ 89.1 $ (40.8) $ 48.2 309.6% 121.8% April 29, 2023 Q1 2024 $ 21.7 $ - $ 21.7 Top 5 Customers2 April 27, 2024 Q1 2025 $ 644.6 $ (40.8) $ 603.7 6.9% 0.1% April 29, 2023 Q1 2024 $ 603.1 $ - $ 603.1 All Other Customers (excluding Top 5 Customers) April 27, 2024 Q1 2025 $ 497.8 $ (30.4) $ 467.4 12.5% 5.7% April 29, 2023 Q1 2024 $ 442.4 $ - $ 442.4 Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures (continued) 18 Unaudited $ Thousands Quarter Ended Quarter Ended April 27, 2024 April 29, 2023 Net income $ 62,554 $ 51,523 Interest expense, net 12,834 11,372 Provision for income taxes 14,890 14,576 Depreciation and amortization 45,205 37,271 Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”) 135,483 114,742 Gain on sale of fixed assets (12,404) (7,816) Stock-based compensation expense 7,823 6,620 Non-GAAP Adjusted EBITDA $ 130,902 $ 113,546 Non-GAAP Adjusted EBITDA % of contract revenues 11.5% 10.9% Non-GAAP Adjusted EBITDA

Notes to Reconciliation of Non-GAAP Financial Measures 19 1 Amounts represents contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods. 2 Top 5 customers for the quarter ended April 27, 2024 were AT&T, Lumen, Comcast, Charter, and Verizon. Top 5 customers for the quarter ended April 29, 2023 were AT&T, Lumen, Comcast, Frontier, and Verizon. Top 5 Customer Organic Growth is calculated as the year-over-year organic revenue change for the current period top 5 customers.

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